UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

THE ALKALINE WATER COMPANY INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38754	99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8541 E. Anderson Drive, Suite 100
 Scottsdale, Arizona, United States 85255
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

License Agreement

On October 17, 2023, Alkaline 88, LLC (the "Company"), a wholly owned subsidiary of The Alkaline Water Company Inc., entered into an Exclusive Licensing, Co-packing and Distribution Agreement (the "License Agreement") with Clean Bottling Inc. ("Clean Bottling").

Pursuant to the License Agreement, the Clean Bottling owns the exclusive rights to manufacture, promote, advertise, distribute and sell the entire line of Alkaline 88 bottled water products (collectively, the "Licensed Products") throughout the world and the Company granted to Clean Bottling the exclusive rights and license to use related trademarks and trade secrets.  As consideration for the rights and services granted under the License Agreement, the Company shall be paid as follows: (a) a US$200,000 fixed monthly royalty payment during the five-month period from November 1, 2023 through March 31, 2024; and (b) beginning April 1, 2024, an ongoing monthly royalty payment calculated as the greater of US$200,000 or 4% of monthly gross sales of the Licensed Products.

The License Agreement also includes customary exclusivity, termination and indemnification clauses. In addition, the Company agreed to sell, convey, assign and transfer to Clean Bottling all of the Company's right, title and interest in and to the Licensed Products and related trademarks (collectively, the "Acquired Assets") upon occurrence of certain triggering events, including those relating to bankruptcy, insolvency or reorganization. In consideration for the Acquired Assets, Clean Bottling agreed to pay the following amount: (i) on the closing date, US$400,000; and (ii) a series of 24 equal monthly installment payments of US$19,166.67, due and payable until the payment equals US$4,600,000.

The term of the License Agreement will continue for five years, unless earlier terminated in accordance with the License Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Exclusive Licensing, Co-packing, and Distribution Agreement dated as of October 17, 2023 by and between Alkaline 88, LLC and Clean Bottling Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.
/s/ Frank Chessman
Frank Chessman President and Chief Executive Officer

October 20, 2023